SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

webMethods, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State of Other Jurisdiction of Incorporation)	001-15681 (Commission File Number)	54-1807654 IRS Employer Identification Number)

3930 PENDER DRIVE, FAIRFAX, VIRGINIA (Address of Principal Executive Offices)		22030 (Zip Code)

Registrant’s telephone number, including area code: (703) 460-2500

Item 7.      Financial Statements and Exhibits.

(c)     Exhibits

Exhibit Number	Exhibit

99.1	Press Release dated April 29, 2003

Item 9.     Regulation FD Disclosure/Results of Operations and Financial Condition.

     On April 29, 2003, webMethods, Inc. issued a press release announcing financial information for its fourth quarter and fiscal year ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

webMethods, Inc.

By:	/S/ MARY DRIDI Mary Dridi Chief Financial Officer

Dated: April 29, 2003

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	Press Release dated April 29, 2003*

*	This exhibit is furnished to, but not filed with, the Commission by inclusion herein.